SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the Registrant                              [X]
Filed by a Party other than the Registrant           [ ]

Check the appropriate box:
[ ]      Preliminary proxy statement.
[ ] Confidential, for use of the commission only (as permitted by Rule 14a-6(e)(2)).
[ ]      Definitive proxy statement.
[ ]      Definitive additional materials.
[X]      Soliciting material under Rule 14a-12.

                              Wachovia Corporation
                (Name of Registrant as Specified in Its Charter)

                                       N/A
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)


Payment of filing fee (check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
     (1)   Title of each class of securities to which transaction applies:
     (2)   Aggregate number of securities to which transaction applies:
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
     (4)   Proposed maximum aggregate value of transaction:
     (5)   Total fee paid:

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
     (1)   Amount Previously Paid:
     (2)   Form, Schedule or Registration Statement No.:
     (3)   Filing Party:
     (4)   Date Filed:

                                                             Date: June 15, 2001

This filing contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, (i) statements about the benefits of the merger between Wachovia Corporation and First Union Corporation, including future financial and operating results, cost savings, enhanced revenues, and accretion to reported earnings that may be realized from the merger; (ii) statements with respect to Wachovia's and First Union's plans, objectives, expectations and intentions and other statements that are not historical facts; and (iii) other statements identified by words such as "believes", "expects", "anticipates", "estimates", "intends", "plans", "targets", "projects" and similar expressions. These statements are based upon the current beliefs and expectations of Wachovia's and First Union's management and are subject to significant risks and uncertainties. Actual results may differ from those set forth in the forward-looking statements.

The following factors, among others, could cause actual results to differ materially from the anticipated results or other expectations expressed in the forward-looking statements: (1) the risk that the businesses of First Union and Wachovia will not be integrated successfully or such integration may be more difficult, time-consuming or costly than expected; (2) expected revenue synergies and cost savings from the merger may not be fully realized or realized within the expected time frame; (3) revenues following the merger may be lower than expected; (4) deposit attrition, operating costs, customer loss and business disruption following the merger, including, without limitation, difficulties in maintaining relationships with employees, may be greater than expected; (5) the ability to obtain governmental approvals of the merger on the proposed terms and schedule; (6) the failure of Wachovia's and First Union's stockholders to approve the merger; (7) competitive pressures among depository and other financial institutions may increase significantly and have an effect on pricing, spending, third-party relationships and revenues; (8) the strength of the United States economy in general and the strength of the local economies in which the combined company will conduct operations may be different than expected resulting in, among other things, a deterioration in credit quality or a reduced demand for credit, including the resultant effect on the combined company's loan portfolio and allowance for loan losses; (9) changes in the U.S. and foreign legal and regulatory framework; and (10) adverse conditions in the stock market, the public debt market and other capital markets (including changes in interest rate conditions) and the impact of such conditions on the combined company's capital markets and asset management activities. Additional factors that could cause Wachovia's and First Union's results to differ materially from those described in the forward-looking statements can be found in Wachovia's and First Union's reports (such as Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K) filed with the Securities and Exchange Commission and available at the SEC's Internet site (http://www.sec.gov). All subsequent written and oral forward-looking statements concerning the proposed transaction or other matters attributable to Wachovia or First Union or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements above. Wachovia and First Union do not undertake any obligation to update any forward-looking statement to reflect circumstances or events that occur after the date the forward-looking statements are made.

The proposed transaction will be submitted to Wachovia's and First Union's stockholders for their consideration, and on June 1, 2001 First Union filed an amended registration statement on Form S-4 with the SEC containing a preliminary joint proxy statement/prospectus of Wachovia and First Union and other relevant documents concerning the proposed transaction. Stockholders are urged to read the definitive joint proxy statement/prospectus when it becomes available, and any other relevant documents filed with the SEC, as well as any amendments or supplements to those documents, because they will contain important information. You will be able to obtain a free copy of the registration statement and the joint proxy statement/prospectus, as well as other filings containing information about Wachovia and First Union, at the SEC's Internet site (http://www.sec.gov). Copies of the joint proxy statement/prospectus and the SEC filings that will be incorporated by reference in the joint proxy statement/prospectus can also be obtained, without charge, by directing a request to Wachovia, Investor Relations, 100 North Main Street, Winston-Salem, North Carolina 27150 (888-492-6397), or to First Union, Investor Relations, One First Union Center, Charlotte, North Carolina 28288-0206 (704-374-6782).

Wachovia and First Union, and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Wachovia and First Union in connection with the merger. Information about the directors and executive officers of Wachovia and their ownership of Wachovia common stock is set forth in Wachovia's proxy statement on
Schedule 14A, as filed with the SEC on March 19, 2001. Information about the directors and executive officers of First Union and their ownership of First Union common stock is set forth in First Union's proxy statement on Schedule 14A, as filed with the SEC on March 13, 2001. Additional information regarding the interests of those participants may be obtained by reading the definitive joint proxy statement/prospectus regarding the proposed transaction when it becomes available.

THE FOLLOWING IS A TRANSCRIPT OF A VIDEO BROADCAST OF AN INTERVIEW WITH BUD BAKER AND KEN THOMPSON. THE STATEMENTS HEREIN REPRESENT THE CURRENT BELIEFS, OPINIONS AND EXPECTATIONS OF THE SPEAKERS.

>> HI.
       I'M GREER CAWOOD WITH WACHOVIA.
       THANK YOU VERY MUCH FOR JOINING US.
       I'M HERE TODAY WITH KEN THOMPSON AND BUD BAKER TO
GIVE US AN UPDATE ON OUR MERGER OF EQUALS.
       THANK YOU BOTH FOR COMING AND BEING WITH US TODAY.
       IT'S BEEN SIX WEEKS SINCE OUR INTEGRATION PROCESS STARTED, AND KEN, CAN YOU GIVE US AN UPDATE AS TO WHERE WE ARE AND HOW THINGS ARE GOING?
       >>KEN:  SURE, GREER, I'D LOVE TO.
       I THINK THE FIRST FOUR WEEKS WENT GREAT. I THINK ITS BEEN EXTREMELY WELL-RECEIVED BY BOTH SETS OF EMPLOYEES. THE INTEGRATION PROCESS LITERALLY STARTED THE DAY AFTER THE ANNOUNCEMENT OF BOB McCOY AND DAVID CARROLL WHO HAVE BEEN HEADING UP THE INTEGRATION TEAM.
       WE'RE ALREADY IN THE MIDST OF DOING BUSINESS UNIT REVIEWS, SO I THINK AT LEAST FROM MY PERSPECTIVE, WE'RE GOING FASTER THAN I WOULD HAVE THOUGHT POSSIBLE.
       >>GREER:  GREAT.
       WE'VE HEARD A VARIETY OF QUESTIONS FROM EMPLOYEES AND AMONG THOSE IS THE QUESTION OF CULTURE.
       WHAT'S SIMILAR ABOUT OUR CULTURES? WHAT'S DIFFERENT? AND WE'D LOVE TO HEAR YOU, TOO, BUD SPEAK TO THAT. MR. BAKER?
       >>BUD: I THINK IT'S IMPORTANT TO REMEMBER THAT KEN AND I HAVE SPENT SOME TIME TOGETHER IN THE LAST YEAR AND ON PURPOSE, WE SPENT A LOT OF TIME TOGETHER, AND WE PUT A GREAT DEAL OF EFFORT INTO THIS ISSUE OF HOW COULD WE BRING OUR COMPANIES TOGETHER IN A WAY THAT'S MEANINGFUL, AND ONE OF THE THINGS I KNOW IS THAT I HAVE HAD GOOD FRIENDS IN THIS COMPANY, FIRST UNION, FOR A LONG TIME, AND FOR MANY, MANY YEARS, WACHOVIANS AND THE FOLKS FROM FIRST UNION HAVE BEEN FIERCE COMPETITORS IN ALL OF THE MARKETS WE SERVE, BUT I HAVE ALSO BEEN AWARE THAT ACROSS OUR MARKETPLACE, THEY HAVE ALSO BEEN GOOD FRIENDS.
       THEY HAVE KNOWN EACH OTHER IN THE COMMUNITIES.
       THEY HAVE WORKED TOGETHER.
       THEY'RE VERY FAMILIAR WITH EACH OTHER, AND WHAT KEN AND I FOUND, I THINK, AS WE WENT INTO OUR CONVERSATIONS IS THAT WE HAD A VERY GREAT DEAL IN COMMON IN TERMS OF HOW

WE SAW THE CUSTOMER AND WHAT WE WANTED TO DO WITH THE CUSTOMER.
       ALSO IN HOW PEOPLE ARE TREATED WITHIN OUR COMPANIES AND HOW MUCH WE CARE ABOUT THE FAMILIES THAT WE PRESENTLY HAVE WITHIN OUR OWN COMPANIES, SO MY SENSE IS THAT IT IS NOT SO WELL KNOWN OUT IN PUBLIC THAT WE ARE A LOT CLOSER THAN MOST PEOPLE THINK.
       >>GREER:  IS THAT SOMETHING YOU WOULD LIKE TO ELABORATE ON?
       >>KEN: YES.
       I THINK WHILE OUR CULTURES MAY HAVE BEEN SOMEWHAT DIFFERENT, I THINK THE VALUES OF BOTH COMPANIES ARE VERY SIMILAR: INTEGRITY, SPEAKING YOUR MIND, TAKING CARE OF CUSTOMERS, THOSE THINGS ARE IMPORTANT TO BOTH COMPANIES.
       WHAT I'VE NOTICED IN THIS SIX WEEKS IS WHEN WE GET PEOPLE TOGETHER, PEOPLE SAY WHAT THEY MEAN.
       I'VE BEEN IMPRESSED WITH THE CANDOR THAT I'VE SEEN.
       PEOPLE ARE TALKING ABOUT SIMILARITIES.
       THEY ALSO TALK ABOUT DIFFERENCES.
       WE'VE GOT A CULTURAL INTEGRATION TEAM THAT'S BEING HEADED BY PAUL GRUBY FROM WACHOVIA AND SHANNON McFAYDEN FROM FIRST UNION, AND I DROPPED IN AND SAT IN ON 10 MINUTES OF A MEETING THEY WERE HAVING, AND I WAS PLEASANTLY ASTOUNDED AT THE LEVEL OF CANDOR IN THE ROOM, AND HOW THEY WERE WORKING ON SIMILARITIES AND DIFFERENCES, AND I THINK IF WE CAN CONTINUE THAT, IF WE CAN MAKE THAT SORT OF A HALLMARK OF THE NEW WACHOVIA, I THINK WE'RE GOING TO DO GREAT THINGS TOGETHER.
       >>GREER:  WONDERFUL.
       ANOTHER THING DEALING WITH THE QUESTIONS THAT EMPLOYEES HAVE THAT COMES UP AGAIN AND AGAIN, OF COURSE, IS THE QUESTION OF BENEFITS, AND WHEN ARE WE GOING TO HAVE AN IDEA AS TO THE BENEFITS FOR THE EMPLOYEES OF THE NEW WACHOVIA?
       >>KEN: I DON'T KNOW A SPECIFIC ANSWER FOR THAT.
       I DON'T KNOW IF YOU DO, BUD.
       I KNOW THAT THE TWO HUMAN RESOURCES AREAS ARE WORKING TOGETHER.
       THEY'VE GOT PLANS SIDE BY SIDE.
       I THINK THEY'RE MOVING FAIRLY QUICKLY TO COME UP WITH A PROPOSAL FOR WHAT THE NEW BENEFITS PACKAGE WILL LOOK LIKE, BUT BUD AND I HAVE TALKED ABOUT IT, AND WE GUARANTEE

EMPLOYEES THAT WE'RE GOING TO HAVE A WORLD-CLASS BENEFITS PACKAGE.
       WE DON'T KNOW EXACTLY WHAT IT WILL LOOK LIKE YET.
       >>GREER:  GREAT.  WELL, THANK YOU.
       MR. BAKER, WAS THERE ANYTHING THERE YOU WANTED TO ADD?
       >>BUD: I THINK WE'RE GOING TO HAVE A GREAT COMPANY HERE.
       IT'S IMPORTANT TO REMEMBER THAT AS A PART OF THAT COMPANY WILL BE GREAT PACKAGES AND BENEFITS FOR OUR EMPLOYEES, AND THIS MERGER IS ABOUT GROWTH AND VIBRANCY WITHIN THE COMPANY GOING FORWARD, AND I THINK WE WILL ONLY ACHIEVE THAT IF WE COME TOGETHER AS A FAMILY.
       >>GREER: CAN YOU TELL US A LITTLE BIT MORE ABOUT THE INTEGRATION PROCESS AS IT RELATES TO JOBS? WILL EMPLOYEES OF BOTH COMPANIES KNOW IF THEIR JOBS ARE STILL IN PLACE, AND WHEN WILL THEY START TO KNOW THAT?
       >>KEN: WELL, IT WILL BE A LONG PROCESS BECAUSE WE HAVE SAID PUBLICLY THAT THE ENTIRE INTEGRATION HERE WILL TAKE PLACE OVER A THREE-YEAR PERIOD, SO SOME DECISIONS WILL BE MADE QUICKER.
       SOME, IT WILL BE A FAIRLY LONG TIME BEFORE ACTUAL DECISIONS ARE MADE. OBVIOUSLY, MUCH WORK WILL BE DONE TO DO JOB COUNSELING AND JOB PLACEMENT
FOR PEOPLE WHO LOSE THEIR JOBS, BUT I THINK IT WILL BE A WHILE BEFORE WE GET INTO THE PERIOD WHERE WE CAN SAY THESE ARE THE JOBS THAT GO AWAY.
       WE'RE NOT TALKING ABOUT CONSOLIDATING BRANCHES FOR A YEAR.
       I THINK THE COMMITMENT THAT WE WOULD MAKE IS WE WILL COMMUNICATE OFTEN, AND WE WILL COMMUNICATE ON A VERY TIMELY BASIS, WHEN WE KNOW INFORMATION, WE WILL NOT HOLD IT BACK.
       WE WILL MAKE EMPLOYEES AWARE OF WHAT WE KNOW.
       >>BUD: I THINK THAT'S A KEY POINT FOR EMPLOYEES TO KNOW THAT THERE'S THAT OPEN DIALOGUE AND THE FACT THAT WHEN INFORMATION IS KNOWN, IT'S GOING TO BE SHARED WITH THEM.
       >>KEN: I AGREE.
       >>GREER:  THAT'S GREAT.

       >>BUD: I THINK THERE'S ANOTHER POINT HERE TO REMEMBER, AND THAT IS, THAT IN EACH COMPANY, I THINK, WE HAVE SOMETHING APPROACHING A VIRTUAL HIRING FREEZE, AND WE'RE BEING VERY, VERY CAREFUL ABOUT THAT, AND I WOULD ALSO SAY THAT IN EACH COMPANY, WE HAVE DONE A VERY GOOD JOB IN THE PAST OF HELPING DISPLACED EMPLOYEES FIND POSITIONS.
       I THINK IT'S A MAJOR GOAL OF THIS THING, AND SO I THINK THESE NUMBERS SOUND VERY SCARY UP FRONT, BUT I THINK WE HAVE GOOD TRACK RECORD HERE, AND WE'RE GOING TO WORK ON THIS TO BE SURE WE RETAIN AS MANY GOOD PEOPLE AS WE CAN IN THE COMPANY.
       >>GREER:  THAT WILL BE A GREAT COMFORT TO MANY PEOPLE.
       ALSO, WE'RE HEARING A LOT OF SPECIFIC QUESTIONS FROM CUSTOMERS.
       THEY WANT TO KNOW ABOUT FEES, ABOUT CHANGES, WHETHER THOSE CHANGES WILL TAKE PLACE, AND REALLY WHAT'S GOING TO AFFECT THEM AS THE CUSTOMERS OF THE NEW WACHOVIA.
       WHEN WILL WE BE ABLE TO TELL THEM MORE?
       >>BUD: WE HAVE A GOOD SENSE OF WHAT'S IMPORTANT TO OUR CUSTOMERS AND HOW WE WILL TRY TO MEET THOSE CUSTOMERS' NEEDS, AND I THINK PERSONALLY THAT ONE OF THE GREAT STRENGTHS OF THIS MERGER IS THAT AT THE END OF THE DAY, I THINK OUR CUSTOMERS ARE GOING TO BE PLEASED.
       I THINK THEY'RE GOING TO FEEL VERY COMFORTABLE HERE.
       THIS IS GOING TO BE A COMPANY THAT WILL BE DEVOTED TO BRINGING THEM ANY SERVICE THEY NEED, HOWEVER THEY NEED IT, WHENEVER THEY NEED IT AND WHEREVER THEY NEED IT, AND I BELIEVE WE WILL BE ABLE TO DO THAT AND BE EXTREMELY PRICE COMPETITIVE.
       WE BOTH ARE ALREADY, AND WE WILL NOW HAVE THE RESOURCES AND THE ABILITY TO DO THAT, SO I THINK THERE'S GOOD NEWS HERE FOR CUSTOMERS.
       IT'S PROBABLY GOING TO TAKE US A LITTLE WHILE BEFORE WE CAN GET TO THE POINT WHERE WE BEGIN TALKING TO THEM IN A VERY STRAIGHT-FORWARD WAY, BUT I THINK THAT IS THE BRIGHT LIGHT IN THIS ENTIRE MERGER THAT I THINK CUSTOMERS ARE GOING TO FEEL LIKE THEY'RE ON VERY FAMILIAR GROUND HERE.
       >>KEN: I THINK BUD NAILED IT.
       THIS IS ABOUT CREATING THE GROWTH COMPANY, AND IF WE'RE GOING TO GROW, THAT MEANS WE'RE GOING TO BE

PROVIDING MORE PRODUCTS AND SERVICE TO CUSTOMERS, AND THAT'S WHAT WE CAN DO TOGETHER.
       WE HAVE A BROADER PRODUCT LINE.
       WE HAVE MORE CONVENIENCE BECAUSE WE'LL HAVE MORE BRANCHES, MORE ATMs.
       WE SHOULD NOT LOSE A CUSTOMER.
       THAT'S SORT OF THE GOAL OF THE MERGER IS TO DO IT WITHOUT ANY CUSTOMER DISRUPTION, AND SHAME ON US IF WE CAN'T DO IT, BECAUSE WE'LL HAVE ALL THE TOOLS AVAILABLE, BUT I THINK WHAT WE OUGHT TO BE TELLING CUSTOMERS IS KEEP TALKING TO US.
       WE WILL BE HERE TO TALK TO YOU.
       NOTHING IS GOING TO CHANGE FOR A LONG TIME BECAUSE WE'RE NOT EVEN GOING TO CHANGE SIGNS FOR A YEAR, AND JUST LIKE WE'RE SAYING TO EMPLOYEES, WE OUGHT TO BE SAYING TO CUSTOMERS, WE WILL COMMUNICATE TO YOU BEFORE YOU NEED TO DO ANYTHING.
       ALL YOU NEED TO DO IS KEEP BANKING WITH US RIGHT NOW.
       >>GREER: I THINK WITH THE INTEGRATION PROCESS, THAT'S SOMETHING THAT COMES UP FROM CUSTOMERS IS THEIR CONCERN AS THEY'VE GONE THROUGH OTHER MERGERS AND HAVE HAD DISRUPTION, AND IN PARTICULAR STATES AND PARTICULAR AREAS WHERE THERE HAS BEEN DISRUPTION SO IF WE COULD TALK ABOUT THAT A LITTLE BIT MORE AS TO WHAT WE'RE DOING AND HOW WE'RE FOCUSING TO MAKE SURE THAT THERE IS NOT DISRUPTION FOR OUR CUSTOMERS.
       >>BUD: AND THERE'S A VERY GOOD POINT HERE BECAUSE THE -- ONE OF THE ISSUES WE FACE IS THAT SO OFTEN IN THE MARKETPLACE, PEOPLE HAVE HEARD ABOUT ACQUISITIONS, AND THEY'VE HEARD ABOUT ACQUISITIONS THAT HAVEN'T GONE WELL OR HAVEN'T BEEN EXECUTED WELL, BUT THE TRUTH IS, THIS IS A MERGER WHERE WE ARE COMING TOGETHER AND BRINGING THE BEST OF BOTH COMPANIES FOR THE SOLE AND TOTAL PURPOSE OF SERVING OUR CUSTOMERS.
       NOW, THERE'S GOOD NEWS HERE FOR EMPLOYEES, AS WELL BECAUSE WHAT THAT MEANS IS THAT WITHIN THE CONTEXT OF THIS MERGER, WE ARE -- THIS IS NOT A COST SAVING EXERCISE.
       THIS IS NOT AN EXERCISE WHERE WE HAVE PROMISED MORE THAN WE CAN DELIVER, AND NOW WE HAVE TO GO IN AND LAY PEOPLE OFF TO GET THERE.
       THE WHOLE EMPHASIS, I THINK, OF WHAT WE'RE GOING TO WANT TO DO HERE IS TO USE THIS OPPORTUNITY TO SERVE

CUSTOMERS BETTER THAN THEY HAVE EVER BEEN SERVED BEFORE.
       THAT'S GOOD NEWS FOR CUSTOMERS.
       IT'S ALSO GOOD NEWS FOR OUR PEOPLE BECAUSE IT MEANS WE'RE GOING TO HAVE LOTS OF OPPORTUNITIES, PARTICULARLY FOR THOSE FOLKS WHO DEAL WITH CUSTOMERS.
       >>GREER: GREAT. KEN, IS THERE SOMETHING YOU CAN ELABORATE ON THAT A LITTLE BIT?
       >>KEN: JUST THAT I TOTALLY AGREE WITH IT.
       AGAIN, I SAY SHAME ON US IF WE CAN'T PULL THIS OFF BECAUSE WE DON'T HAVE DEEP COST CUTS.
       WE HAVE NOT PROMISED INCREMENTAL REVENUE.
       WE HAVE BEEN VERY CONSERVATIVE IN WHAT WE TOLD WALL STREET AND SHAREHOLDERS WHAT WE'RE GOING TO DO, AND THAT GIVES US THE LUXURY OF BEING VERY CUSTOMER FRIENDLY AS WE PUT THE TWO COMPANIES TOGETHER.
       >>GREER: GREAT. THE OTHER THING WHICH IS SO MUCH ON THE MIND OF OUR EMPLOYEES IS, JUST WHAT IS THIS WITH THE SUNTRUST HOSTILE PROPOSAL? IF YOU COULD TOUCH ON THAT A LITTLE BIT, BUD, TO GIVE US A FEEL OF WHAT IT IS THEY'RE DOING WITH THIS HOSTILE PROPOSAL AND WHAT IT MEANS TO US?
       >>BUD: SUNTRUST, AS MOST OF OUR PEOPLE KNOW, IS A GOOD BANK OUT OF GEORGIA, AND WE HAVE KNOWN THEM FOR A LONG TIME, AND OVER THE YEARS, QUITE FRANKLY, WE HAVE HAD DISCUSSIONS WITH THEM ABOUT THE POSSIBILITY OF A STRATEGIC COMBINATION.
       I HAVE MET WITH THEM OVER THE YEARS ON THREE OR FOUR OCCASIONS, AND HAVE COME TO THE CONCLUSION THAT IT DOES NOT MAKE SENSE AS MY PREDECESSOR DID BEFORE ME, AND SO THE ISSUE IS IT'S TIME TO MOVE ON, AND WE ARE MOVING ON TO A STRATEGIC COMBINATION WITH A GREAT COMPANY, FIRST UNION, THAT WILL PRODUCE WHAT WE THINK WILL BE THE FINEST FINANCIAL SERVICE COMPANY IN AMERICA, THE FOURTH LARGEST BANKING COMPANY IN AMERICA AND A COMPANY THAT ACROSS THE SPECTRUM OF ITS PRODUCTS, SERVICES AND LOCATIONS WILL OUTSHINE JUST ABOUT ANYTHING ELSE THAT'S IN OUR BUSINESS.
       THIS IS NOT LOST ON OUR FRIENDS AT SUNTRUST.
       THEY ARE ALREADY HAVING TROUBLE GROWING.
       THEY HAVE NOT DEVELOPED THEIR TECHNOLOGY AND THEIR RELATIONSHIP MANAGEMENT SKILLS, AND QUITE FRANKLY, THEY'RE IN A LITTLE SPOT HERE, AND THEY'RE HOPING TO DIG

THEMSELVES OUT WITH A HOSTILE AND AGGRESSIVE MERGER, AND IT ISN'T
GOING TO WORK.
       >>GREER:  THE OTHER THING --
       >>KEN: CAN I SAY AMEN TO THAT?
       >>GREER: IN PARTICULAR, THEY POINTED TO NORTH CAROLINA AND THE FACT THAT THERE WOULDN'T BE JOB LOSSES IN NORTH CAROLINA.
       COULD YOU ELABORATE A LITTLE BIT ON THAT?
       >>BUD: OF COURSE, THERE ARE GOING TO BE JOB LOSSES IN NORTH CAROLINA BECAUSE THE MANAGEMENT RANKS AND THE HEADQUARTERS RANKS IN WACHOVIA WOULD BE DEVASTATED.
       THEY HAVE TO DO THAT BECAUSE THEY HAVE SET EXPENSE GOALS THAT ARE WAY TOO HIGH, AND THEY CAN'T REACH THEM ANY OTHER WAY, AND WHAT THEY'RE ALSO CHOOSING NOT TO TALK ABOUT IS THAT THERE WILL BE TREMENDOUS JOB LOSSES IN GEORGIA AND VIRGINIA, AS WELL.
       SO THERE WILL BE DEVASTATION IN ALL OF THOSE STATES, AND I WOULD FINALLY SAY THAT THESE ARE NICE PEOPLE, AND I'VE KNOWN THEM FOR SOME TIME, BUT THEY'VE NEVER DONE ANYTHING LIKE THIS.
       THEY'VE NEVER BEEN ABLE TO SUCCESSFULLY ACCOMPLISH A REAL MERGER LIKE THIS ON THEIR OWN, AND THEY'RE REALLY NOT PREPARED TO DO THIS.
       >>GREER: THE OTHER THING WHICH IS VERY MUCH ON THE MINDS OF OUR EMPLOYEES IS, WHAT EXACTLY DO WE TELL OUR CUSTOMERS NOW? WHAT SHOULD WE BE SAYING TO OUR CUSTOMERS ABOUT THE CREATION OF THE NEW WACHOVIA? WE TALKED SOME ABOUT THE EFFECTS OR NON-AFFECTS ON THEM AT THAT POINT, BUT IF WE COULD TALK ABOUT THAT A LITTLE BIT MORE FOR EACH BANKER THAT IS OUT THERE, WHAT SHOULD THEY BE SAYING TO THEIR CUSTOMERS, KEN?
       >>KEN: I THINK THEY OUGHT TO SAY TO THEIR CUSTOMERS THAT YOUR LEVEL OF SERVICE IS GOING TO BE THE SAME.
       WE'RE NOT GOING TO DIMINISH SERVICE.
       WE'RE GOING TO BRING MORE PRODUCTS.
       WE'RE GOING TO BRING MORE SOLUTIONS TO YOU AS A COMBINED COMPANY THAN WE HAD EITHER ONE SEPARATELY, AND THAT I WILL BE IN TOUCH WITH YOU ALL THROUGH THIS PROCESS.
       I WILL KEEP YOU INFORMED.
       YOU WILL KNOW WHAT'S GOING TO HAPPEN, AND SO LET'S CONTINUE TO
COMMUNICATE.
       LET'S STAY IN TOUCH.

       YOU'RE NOT GOING TO HAVE SUDDEN CHANGES THAT ARE UNEXPLAINED TO YOU. >>GREER: TO THAT END, WHAT WILL HAPPEN NEXT WITH OUR CUSTOMERS?
       >>BUD: WELL, I THINK WE WILL CONTINUE THE PROCESS OF COMMUNICATING WITH OUR CUSTOMERS, AND I SUPPOSE PERHAPS THE MOST IMPORTANT THING THAT WE HAVE TO DO IN ALL OF THIS IS TO GO OUT EVERY DAY AND BE IN TOUCH WITH OUR CUSTOMERS AND REASSURE THEM THAT THEY'RE GOING TO BE A PART OF A FINE COMPANY, AND THAT THIS IS GOING TO FEEL VERY GOOD TO THEM.
       IT'S GOING TO BE VERY FAMILIAR TO THEM AT THE END OF THE DAY.
       >>GREER: GREAT. THE THING THAT I THINK IS JUST MOST ON EVERYONE'S MIND IS, ARE WE ON TRACK FOR THE CREATION OF THE NEW WACHOVIA? AND WE WOULD LOVE TO HEAR BOTH OF YOU SPEAK ON THAT.
       KEN, IF YOU WOULD GO FIRST.
       >>KEN: I WILL.
       I THINK WE'RE AHEAD OF THE PLAN WE HAD IN PLACE WHEN WE ANNOUNCED THE MERGER.
       I THINK THE INTEGRATION PROCESS IS GOING BETTER THAN WE EXPECTED.
       IT SHOWS THAT OUR STRATEGIC VISIONS WERE VERY SIMILAR, AND I THINK WE'RE IN GREAT SHAPE.
       WE, OBVIOUSLY, HAVE HAD A CURVE BALL THROWN AT US WITH THE SUNTRUST PROPOSAL.
       BUD AND I AND A FEW OTHER PEOPLE ARE SPENDING A LOT OF TIME ON THE ROAD NOW TALKING TO ANALYSTS AND INVESTORS AND SHAREHOLDERS.
       THAT'S NOT SOMETHING WE HAD IN THE PLAN, BUT, QUITE FRANKLY, I THINK IT GIVES US A GREAT CHANCE TO TELL OUR STORY TO THE PEOPLE WHO OWN OUR STOCK, AND SO I WOULD SAY, ALL IN ALL, WE'RE DOING FINE.
       >>GREER:  GREAT.
       >>BUD: I AGREE WITH KEN.
       I THINK WE'RE MAKING GREAT PROGRESS, AND ACROSS THE COMPANY, AS I TALK TO PEOPLE, I FEEL THEIR SPIRIT RISING AS THEY COME TO BETTER UNDERSTAND THIS TRANSACTION.
       I THINK ALSO THERE WILL BE A LOT OF COMMUNICATION IN THE WEEKS AHEAD. THERE'S INFORMATION GOING OUT. I BELIEVE, AS WE SPEAK THAT WILL HELP
PEOPLE BETTER UNDERSTAND THE TRANSACTION

AND COME TO GRIPS WITH WHAT THINGS REALLY MEAN, SO I THINK THERE'S A POSITIVE SPIRIT IN THE AIR HERE, AND I AGREE WITH KEN.
       I THINK WE'VE MADE GREAT PROGRESS HERE.
       >>GREER: WHAT DO YOU ALL HEAR FROM PEOPLE WHEN THEY STOP YOU IN THE BUILDING WHEN YOU'RE GOING TO THE GROCERY STORE? WHAT DO YOU FIND THAT'S ON PEOPLE'S MINDS?
       >>KEN: BUD AND I WERE TOGETHER IN BOSTON, AND ONE OF THE FUND MANAGERS WE TALKED TO ASKED ME ABOUT A FRIEND OF MINE, WHO HE ALSO KNOWS, AND I SAID IT'S FUNNY THAT YOU BROUGHT THAT UP.
       HE CALLED ME LAST WEEK JUST TO GIVE ME A PEP TALK, JUST TO SAY THIS IS A WONDERFUL COMBINATION, AND YOU KNOW, KEEP PRESSING AHEAD.
       IT'S GOING TO WORK.
       I HEAR THAT ALL THE TIME.
       I GET THREE OR FOUR LETTERS A DAY FROM PEOPLE SAYING PRESS AHEAD.
       THIS IS WONDERFUL.
       YOU KNOW, I DON'T WANT TO BE POLLYANNA.
       AS BUD SAYS, WE WILL HAVE ISSUES AS WE MOVE THROUGH THIS.
       THAT'S NATURAL, BUT I HAVE BEEN PLEASED WITH THE WAY WE DEALT WITH THE ISSUE SO FAR, AND I THINK THAT'S A HEALTHY THING.
       >>GREER:  BUD?
       >>BUD: I THINK PEOPLE, BY IN LARGE IN THE MARKETPLACE, TRUST US.
       THEY LIKE THESE TWO COMPANIES.
       THEY TRUST US TO DO THE RIGHT THING.
       THAT IS BEING REFLECTED IN MY MAIL AND MY CONVERSATIONS.
     WE WENT THROUGH A PERIOD OF TIME WHERE I GOT SOME -- NOT QUITE SO POSITIVE MAIL, AND THIS IS WAS AT THE HEIGHT OF THE SUNTRUST SHANANIGANS WHEN THEY WERE IN THE PAPER AND WE COULD NOT RESPOND.
       I WILL TELL YOU NOW I'M GETTING A LOT OF POSITIVE MAIL ABOUT THIS TRANSACTION, URGING US TO GO FORWARD.
       PEOPLE IN WINSTON-SALEM THIS MORNING STOPPED ME IN A RESTAURANT.
       I MET SOMEONE FOR BREAKFAST.
       THEY STOPPED ME TO SAY, WE'RE WITH YOU ALL THE WAY.

       SOME OF THEM ARE CONCERNED BECAUSE THEY HAVE RELATIVES WHO WORK IN OUR COMPANIES, AND THEY'RE WORRIED ABOUT THE POSSIBILITY OF LAYOFFS, AND YOU HAVE TO DO THE BEST YOU CAN IN REASSURING THEM ON THAT, BUT MY SENSE IS THERE'S A VERY UPBEAT FEELING ABOUT THIS, AND I REALLY THINK THAT'S A RESULT OF BETTER INFORMATION AND OUR ABILITY TO COMMUNICATE WHAT'S GOING TO HAPPEN HERE BECAUSE THE TRUTH IS, WE'RE GOING TO CREATE THE FINEST FINANCIAL SERVICE COMPANY IN AMERICA.
       AND I THINK MORE PEOPLE ARE BEGINNING TO FEEL THAT THAT IS SO.
       >>GREER: AND JUST A POINT TO TOUCH ON SOMETHING, KEN, THAT YOU BROUGHT UP ABOUT THE FACT THAT YOU ALL HAVE BEEN ON THE ROAD AND SPEAKING WITH INVESTORS AND WITH SHAREHOLDERS AND ANALYSTS.
       CAN YOU GIVE US A FLAVOR FOR WHAT YOU'RE HEARING FROM THEM AND GIVE US KIND OF AN INSIGHT INTO THAT WORLD, WHICH WE NORMALLY DON'T HAVE?
       >>KEN: WELL, I'VE BEEN SEEING MORE FIRST UNION SHAREHOLDERS THAN WACHOVIA SHAREHOLDERS, AND THE FIRST UNION SHAREHOLDERS ARE VERY SUPPORTIVE OF THE TRANSACTION.
       WHEN WE FIRST ANNOUNCED IT, THEY THOUGHT, WELL, ARE YOU READY? ARE YOU READY TO DO THIS? AND I THINK THAT BEING OUT AND TALKING TO THEM HAS ALLOWED US TO MAKE THAT POINT THAT WE ARE READY, AND SO THEY'RE VERY SUPPORTIVE.
       THE WACHOVIA SHAREHOLDERS THAT I'VE TALKED TO, IT'S BEEN VERY INTERESTING BECAUSE I THINK WHAT WE'VE TRIED TO DO IS SHOW THAT THIS IS A GREAT THING FOR WACHOVIA SHAREHOLDERS.
       IT'S A GREAT THING FOR FIRST UNION SHAREHOLDERS, AND THEN I MUST ADMIT THAT I ALSO PERIODICALLY DO SHOW THAT IT'S NOT A GREAT THING FOR SUNTRUST SHAREHOLDERS, AND I THINK WE ARE MAKING THAT POINT, AND I THINK THAT OVER TIME AS WE CONTINUE TO MAKE THAT POINT, WE'RE GOING TO WIN THIS VOTE.
       >>GREER:  GREAT.
       ANYTHING PARTICULAR TO ADD?
       >>BUD: WELL, I THINK IT'S IMPORTANT TO REMEMBER WHY WE'RE DOING THIS.
       AS YOU LOOK INTO THE FUTURE, WHAT YOU SEE IS AN INCREDIBLY POSITIVE WORLD OUT THERE WHERE THE ECONOMY

WILL CONTINUE TO GROW AND, BY IN LARGE, PEOPLE WILL DO WELL.
       IT WILL ALSO BE A VERY CHALLENGING WORLD, WHERE IF YOU FAIL TO DO YOUR JOB, THEN SOMEONE ELSE WILL DO IT FOR YOU BECAUSE THEY ARE COMPETITORS, AND THEY WILL TRY TO TAKE YOUR COMPANY, BUT I THINK THE KINDS OF THINGS THAT KEN AND I TALKED ABOUT ALL LAST YEAR WERE THE NEED TO CREATE A NEW COMPANY, TO LOOK FORWARD ACROSS THE YEARS TO A POINT IN TIME WHERE THE NEEDS OF OUR CUSTOMERS WILL CHANGE, AND WE HAVE TO CHANGE WITH IT, SO IT IS SIMPLY NOT POSSIBLE TO REMAIN IN THE PAST.
       IT IS SIMPLY NOT POSSIBLE TO SIT HERE AND HOPE THAT THE OLD BANKING BUSINESS WILL NEVER CHANGE, OR THE OLD WACHOVIA WILL NEVER CHANGE, BUT THAT'S NOT THE WAY THE WORLD IS GOING TO BE, AND WITH ALL OF THE GREAT STRENGTH AND OUR PARTNER BRINGS TO US HERE AS WE PUT THESE COMPANIES TOGETHER, IT'S UNBELIEVABLE THE OPPORTUNITIES THAT WE WILL HAVE TO SERVE CUSTOMERS, AND THIS IS SOMETHING THAT WE'VE TALKED ABOUT A LOT.
       >>KEN: YEAH, I DO THINK THE BUSINESS MODEL IS WINNING OUT.
       THE IDEA THAT WE WILL HAVE A VERY LARGE, HIGH-MARKET SHARE, SERVICE-ORIENTED GENERAL BANK, COUPLED WITH A GREAT WEALTH MANAGEMENT, CAPITAL MANAGEMENT BUSINESS THAT SHOULD GROW FASTER THAN THE ECONOMY GROWS AND A WONDERFUL CORPORATE AND INVESTMENT BANK, THAT COMBINATION, IN MY VIEW, IS SINKING IN TO INVESTORS, AND THEY CAN REALLY SEE THE BENEFIT OF THIS COMBINATION, AND I THINK THEY BUY THE FACT THAT WE WILL NEVER HAVE TO DO ANOTHER MERGER UNLESS WE WANT TO HERE.
       THE BUSINESS MODEL IS SO GOOD AND THE CUSTOMER BASE OF 19 MILLION CUSTOMERS IS SO STRONG THAT WE SHOULD BE ABLE TO GROW FOR A LONG TIME WITHOUT DOING ANYTHING ELSE.
       >>GREER: WE HAD TALKED ABOUT -- WHICH IS HAPPENING WITH EVERYONE BEING STOPPED ON THE STREET AND BEING ASKED THINGS. IF THERE WAS A SENTENCE OR TWO THAT YOU HOPE IS ON THE TIP OF EVERYONE'S TONGUE WHEN THEY'RE TALKING ABOUT THE CREATION OF THE NEW WACHOVIA, WHAT WOULD THAT BE FOR EACH OF YOU?
       >>KEN: I THINK THAT WE'RE GOING TO BUILD A WORLD-CLASS COMPANY THAT CAN SERVE NEEDS OF OUR CUSTOMERS, WHETHER RETAIL OR CORPORATE, FROM CRADLE TO GRAVE.

       WE CAN DO ANYTHING FOR THEM.
       WE CAN DO IT MORE CONVENIENTLY.
       WE CAN BE SAVVIER.
       WE CAN BE MORE RELIABLE THAN ANYBODY ELSE THEY CAN DEAL WITH.
       >>GREER:  GREAT.
       >>BUD: THIS IS ABOUT TAKING THE TIME AND THE EFFORT TO COMBINE OUR COMPANIES NOW FOR THE FUTURE.
       THIS IS ABOUT THE FUTURE.
       AND WE'RE GOING TO LEAP OVER THE BACKS OF OUR COMPETITORS.
       >>GREER:  GREAT.
       WELL, I WANT TO THANK YOU BOTH SO MUCH FOR TAKING THE TIME TO BE WITH US AND GIVE US THOUGHT AS TO WHERE WE ARE IN THE PROCESS AND IN CREATION OF THE NEW WACHOVIA AND ALL THAT WE'RE DOING GOING FORWARD, SO THANK YOU VERY MUCH.
       >>BUD: THANK YOU.

[E-mail to Retail Area Management with instructions to forward to Branch Managers. Copies to Retail Banking Managers, Regional Executives and State Presidents. For distribution Monday, June 11.]

------------------------------------------------------------------------------

Area Sales Managers: Please forward to Branch Managers in your area.

The most important thing you do day-in and day-out, is take care of our customers. They trust you with important questions, and we know you work hard to have the right answers. To help ensure you continue to have the most current information that answers your questions, so you in turn can help your customers, the video series related to our proposed merger is continuing.

During the week of June 11, the second in a series of employee videos will be sent to all Wachovia and Republic Security Branch Managers. The videos should arrive beginning Wednesday, June 13.

In this video, Bud Baker and Ken Thompson will address recent questions received from employees and customers regarding the merger, and inform employees on our progress toward creating the new Wachovia. Many of the issues raised by employees to date revolve around their understanding of what a merger of equals is and the impact of the integration on them. This second video will provide an opportunity to acknowledge these issues and address those that can be addressed at this time.

As this information is time-sensitive, branch meetings to view and discuss the video, which will be approximately 20 minutes in length, should be scheduled beginning Thursday, June 14 and held by Tuesday, June 19.

To control expenses, the video will be delivered by interoffice mail to locations in North Carolina, South Carolina and Georgia. UPS next day delivery will be used for Florida, Virginia and Tennessee locations. Because some Republic branches do not have VCR equipment, audio cassettes will be sent to Republic locations in addition to videos.

Please take this opportunity to discuss the topics addressed in the video with your employees, and help them gain a better understanding of the progress on the merger. Thanks very much for your continued cooperation.

[Memo to Wachovia and Republic Security Branch Managers to accompany employee video.]

TO:               All Wachovia and Republic Security Branch Managers

FROM:             Corporate Communications

DATE:             June 11, 2001

RE:               IMPORTANT VIDEO PRESENTATION

Enclosed is the second in a series of employee videos on the proposed merger of Wachovia and First Union. In this video, Bud Baker and Ken Thompson address recent questions received from employees and customers regarding the merger, and inform employees on our progress toward creating the new Wachovia.

Mr. Baker and Mr. Thompson address issues such as the reconciliation of the Wachovia and First Union cultures, the integration process as it relates to jobs and the ways we can continue to meet our customers' needs and expectations. This video also is being broadcast via satellite to all First Union branches.

Many of the issues raised by employees revolve around their understanding of what a merger of equals is and the impact of the integration on them. This second video will provide an opportunity to acknowledge these issues, and address those that can be addressed at this time.

We know your first concern is taking care of your customers. You do it well, and your hard work and dedication is appreciated. Now, more than ever, it's important that every employee have the tools they need to continue to deliver the highest level of "customer care" in the industry. This video provides an excellent meeting tool designed to help you engage your employees in meaningful dialogue. Please make prompt arrangements to view and discuss the video with your staff. Employee questions about the merger may be directed to the new Employee Hotline at 866-405-5305.

Thank you for your continued assistance and cooperation as we work together helping our customers and building the new Wachovia.

[E-mail communication to all Human Resources Officers with instructions to forward to Non-Branch Managers. For distribution Monday, June 11.]

------------------------------------------------------------------------------

HROs: Please forward to all Non-Branch Managers in your area. Branch managers will receive a separate communication via their Area Sales Managers.

During the week of June 11, you will receive the second in a series of employee videos. The video(s) should arrive beginning Wednesday, June 13.

In this video, Bud Baker and Ken Thompson will address recent questions received from employees and customers regarding the merger, and inform employees on our progress toward creating the new Wachovia. Many of the issues raised by employees to date revolve around their understanding of what a merger of equals is and the impact of the integration on them. This second video will provide an opportunity to acknowledge these issues and address those that can be addressed at this time.

As this information is time-sensitive, meetings to view and discuss the video, which will be approximately 20 minutes in length, should be scheduled beginning Thursday, June 14 and held by Tuesday, June 19.

To control expenses, the video will be delivered by interoffice mail to locations in North Carolina, South Carolina and Georgia. UPS next day delivery will be used for Florida, Virginia and Tennessee locations.

Please take this opportunity to discuss the topics addressed in the video with your employees, and help them gain a better understanding of the progress on the merger. Thanks very much for your continued cooperation.

[Memo to Non-branch Wachovia locations to accompany employee video.]


TO:               Wachovia Meeting Facilitators

FROM:             Corporate Communications

DATE:             June 11, 2001

RE:               IMPORTANT VIDEO PRESENTATION



Enclosed is the second in a series of employee videos on the proposed merger of Wachovia and First Union. In this video, Bud Baker and Ken Thompson address recent questions received from employees and customers regarding the merger, and inform employees on our progress toward creating the new Wachovia.

Mr. Baker and Mr. Thompson address issues such as the reconciliation of the Wachovia and First Union cultures, the integration process as it relates to jobs and the ways we can continue to meet our customers' needs and expectations. This video also is being broadcast via satellite to all First Union branches.

Many of the issues raised by employees revolve around their understanding of what a merger of equals is and the impact of the integration on them. This second video will provide an opportunity to acknowledge these issues, and address those that can be addressed at this time.

This video provides an excellent meeting tool designed to help you engage your employees in meaningful dialogue. Please make prompt arrangements to view and discuss the video with your staff. Employee questions about the merger may be directed to the new Employee Hotline at 866-405-5305.

Thank you for your continued assistance and cooperation as we work together helping our customers and building the new Wachovia.